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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 1997

                         CONSOLIDATED STORES CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      1-8897                 06-1119097
----------------------------- ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Identification No.)
     of incorporation)


      1105 North Market Street, Suite 1300
                 P. O. Box 8985
                 Wilmington, DE                              19899
    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (302) 478-4896

                                 Not applicable
         (Former name or former address, if changed since last report.)

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     Item 5.    Other Events

                On May 20, 1997, Consolidated Stores Corporation announced a 5 for 4 stock split of the Company's shares of common stock to be effected by a distribution of additional shares on June 24, 1997, to stockholders of record on June 10, 1997. The press release is attached hereto as Exhibit 99.

     Item 7.    Financial Statements and Exhibits.

         (c)    Exhibits.

                Exhibit 99    Press Release dated May 20, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED STORES CORPORATION


Dated:  May 21, 1997                     By: /s/ Michael J. Potter
                                             ---------------------
                                             Michael J. Potter
                                             Sr. Vice President and Chief
                                             Financial Officer


                                INDEX TO EXHIBITS
--------------------------------------------------------------------------------

  Exhibit                                                              Page
     No.                        Description                             No.
----------------   ------------------------------------------------  -----------

     99            The Company's Press Release dated May 20, 1997       3


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